UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

       DATE OF REPORT (Date of earliest event reported): March 20, 2006

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                  Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

      On February 14, 2006, the Board of Directors of First Merchants Corporation declared a quarterly cash dividend of $0.23 per share on its outstanding common stock. The cash dividend was payable to stockholders of record on March 6, 2006. The cash dividend was distributed along with a letter to the stockholders on March 20, 2006. A copy of the stockholder letter is attached as Exhibit 99.1 to this report and is furnished pursuant to Regulation FD.

Item 9.01. Financial Statements and Exhibits.

            (a)   Not Applicable.

            (b)   Not Applicable.

            (c)   (99.1) Stockholder Letter dated March 20, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      DATE: March 20, 2006

                                        FIRST MERCHANTS CORPORATION
                                                (Registrant)

                                        By: /s/ Mark K. Hardwick
                                            ---------------------------
                                            Mark K. Hardwick,
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Financial and
                                            Principal Accounting Officer)

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.        Description
-----------        -----------

   99.1            Stockholder Letter dated March 20, 2006.

                          First Merchants Corporation

                                  Exhibit 99.1

                   Stockholder Letter, dated March 20, 2006

March 20, 2006


Dear Shareholder:

The First Merchants Corporation Board of Directors has declared a quarterly cash dividend of 23 cents per share to the shareholders of record on March 6, 2006, payable March 20, 2006.

During the fourth quarter of 2005, we began preparation activities that would lead to the merger of First United Bank in Middletown, Indiana into First Merchants Bank headquartered in Muncie. This strategy was developed to resolve overlapping market issues and derive benefit from operating cost efficiencies. The merger was completed and effective on January 1, 2006 and is going very well. The strength and efficiency of the newly combined bank are being embraced by clients and employees of both organizations.

Your Board of Directors is pleased to provide this dividend to you, and we are appreciative of your continued support of our Corporation. Should you have any questions regarding our company, we welcome them through our internal shareholder relations department (800-262-4261 ext. 7278) or through direct e-mail link on our website, www.firstmerchants.com, and invite you to avail yourselves of this service.

Sincerely,




Michael L. Cox
President and
Chief Executive Officer

Enclosure

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